SECOND AMENDMENT                  EXHIBIT 10.32
                                       to
                              EMPLOYMENT AGREEMENT


         SECOND AMENDMENT dated as of January 31, 1996 to the EMPLOYMENT AGREEMENT dated as of November 16, 1990 as amended by the First Amendment to Employment Agreement dated November 16, 1990, (the "Employment Agreement"), by and between OAKWOOD HOMES CORPORATION, a North Carolina corporation with its principal executive offices at Greensboro, North Carolina (the "Company"), and ____________________, an individual residing at Greensboro, North Carolina (the "Executive").

                              STATEMENT OF PURPOSE

         The Executive is a valued key employee of the Company whose present and future contributions to the success and growth of the Company are significant. The Company believes that it is in the best interest of it and its shareholders to amend the Employment Agreement to extend the term of the Employment Agreement.

         NOW, THEREFORE, the Company and the Executive hereby agree as follows:

1. Extension of Agreement. The Company and the Executive hereby acknowledge and agree that Section 1(b) of the Employment Agreement is hereby amended by changing the expiration date referenced in the second line of such Section to January 31, 2001.

2. References. Each reference in the Employment Agreement to the terms "this Agreement", "herein", "hereof", "hereunder" and other similar terms referring to the Employment Agreement are hereby deemed to be a reference to the Employment Agreement as previously amended as amended hereby.

3. Ratification; Confirmation. Except as amended hereby, all the terms and conditions of the Employment Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

4. Counterparts. This Second Amendment may be executed in any one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered as of the day and year first above set forth.

                                                     OAKWOOD HOMES CORPORATION
[CORPORATE SEAL]

ATTEST:                                              By:
                                                          Name:
                                                          Title: